Exhibit 99.1

Investor Presentation May 18, 2011 "Creating shareholder value through long-term free cash flow"

2 This presentation may include forward-looking statements that are subject to risks and uncertainties relating to USA Mobility Inc.'s future financial and business performance. Such statements may include estimates of revenue, expenses, and income, as well as other predictive statements or plans which are dependent upon future events or conditions. These statements represent the Company's estimates only on the date of this presentation and are not intended to give any assurance as to actual future results. USA Mobility's actual results could differ materially from those anticipated in these forward-looking statements. Although these statements are based upon assumptions that the Company believes to be reasonable, they are subject to risks and uncertainties. Please review the risk factors section relating to our operations and the business environment in which we compete, contained in our 2010 Form 10-K, our first quarter Form 10-Q, and related Company documents filed with the Securities and Exchange Commission. Please note that USA Mobility assumes no obligation to update any forward-looking statements from past or present filings, conference calls or presentations.

Our Strategy Simple and straight forward: Create long-term shareholder value through free cash flow and return capital to shareholders Regular quarterly cash dividends Special cash dividends Stock repurchases Strategic M&A USA Mobility executes a Free Cash Flow based operating strategy supported by three primary tenets Our wireless and software companies support this strategy 3 Sales & Marketing Service Cost Efficiency Reliability/cost in our wireless networks & innovation in our software solutions

4 Single Source Provider - Wireless & Software Market Segment Focus: Healthcare, Government, Large Enterprise USA Mobility Wireless operates largest 1-way and advanced 2-way paging networks in the U.S. Amcom develops, sells and supports enterprise-wide systems for organizations needing to automate, centralize and standardize mission critical communications 4

USA Mobility Wireless The leading provider of paging and other wireless communication services to the Healthcare, Government, Large Enterprise and Emergency Response sectors Headquartered in Springfield, VA Major Operations Hub in Plano, TX Own, operate and maintain the nation's largest 1-way and advanced 2-way paging networks Served 1.83 million paging subscribers on a national basis as of March 31, 2011 5

Sales - Our Products & Services We solve customers' wireless communications needs with proven technology, software applications and devices Sales assets deployed to maximize return and retain relationship 6 Wide-area Critical Messaging & Paging Infrastructure Wireless Voice & Data Services Choice of CDMA, iDEN or GSM Multiple Device Platforms Including Android, BlackBerry & Windows Campus-based Critical Messaging & Paging Infrastructure Emergency & Mass Notification Messaging Telemetric Services

Sales - Core Market Segments Our "core" users and how they use our products and services 7 We target those users who benefit the most from the principal benefits of USA Mobility's products & services

Sales - Our Core Customer Base Healthcare customers account for 59% of our total base and exhibit relative stability Government & Large Enterprise customers comprise 13% & 10%, respectively, of our total base We expect Healthcare customers to continue to represent an increasing majority of our customer base 8 Net Unit Change Percent 8 8 Period Ending March 31, 2011 Segment 1Q10 2Q10 3Q10 4Q10 1Q11 Healthcare -1.4% -0.8% -1.8% -1.1% -1.4% Government -7.4% -6.4% -5.2% -5.9% -5.7% Large Enterprise -8.1% -5.7% -7.8% -4.8% -3.9% Core Segments -3.5% -2.4% -3.1% -2.3% -2.4% Other Direct & Indirect -5.2% -7.7% -6.3% -6.8% -6.9% Total -3.8% -3.5% -3.8% -3.2% -3.2%

Service - Reliability & Value Paging's solid reputation has been particularly well earned -- and documented -- within the Healthcare and Emergency Response sectors 9/11, Hurricane Katrina, Minnesota bridge collapse, So Cal earthquake Unique architecture of a paging network delivers high reliability and superior survivability compared with other wireless technologies Paging is not susceptible to the bandwidth demands of mobile market in crisis situations Reliability/Cost quotient remains a factor Low cost devices and service Role based wireless communications device needs 9

Service Focus - Technical Reliability Carrier Grade Technology Operations 99.9% wireless network availability Technology Operations Centers (TOC) in Plano, TX with back up location in N. CA 24/7/365 Network Monitoring Engineering Local network engineering technicians Regional engineering management support Automated Network Notices system Disaster Response Plans in Place Backup terminals, power COWs (Coverage-on-wheels) Nationwide team of field technicians Redundant satellite uplink facilities 10

Cost Efficiency Since we created USA Mobility in late 2004 through the merger of the #1 and #2 independent national paging companies, our margins and efficiency have continued to improve For 2010, 31 cents of each dollar of revenue generated turned into cash profit 11 Note: OCF Margin excludes Depreciation, Amortization & Accretion; Goodwill Impairment; Capital Expense. Annual Operating Cash Flow Per Average FTE in 000's Operating Cash Flow Margin EBITDA Margin

Our Strategy Has Worked Faced with declining subscribers and revenue, we have met enormous challenges with respect to managing the business, integrating and extracting costs For the past five years annual operating expenses have been reduced at a higher rate than the rate of annual revenue decline We have produced significant free cash flow, expanded our margins and planned for the future 12 *Operating Cash Flow (OCF) excludes Depreciation, Amortization & Accretion; Goodwill Impairment; Capital Expense. **Operating Expense excludes Depreciation, Amortization & Accretion; Goodwill Impairment. Revenue Reduction Operating Expense** Reduction (Millions)

Past Results & Outlook The acquisition of Amcom Software presents significant upside opportunities for our stockholders and customers 13 *Actual cash invested exclusive of debt. Over the past six years it has become clear that paging revenues will continue to decline, pressuring future margins and our ability to return cash to our share base We felt strongly that our valuable franchise in Healthcare, Government and Large Enterprise could generate additional long-term value if we found a target acquisition that fit well with what we do (Millions) Create long-term value & return excess capital to stockholders

Amcom Transaction Rationale Identical Market Segment Focus - Healthcare, Government, Large Enterprise Complimentary products, services and cross-selling opportunities "Sticky" systems solutions with high maintenance renewal rates Strong growth profile combined with high margins Immediately accretive to Cash Flow and EPS Strong disciplined Management Team Operating as a separate subsidiary No business interruption/costs or integration issues Long term revenue and cash flow stabilization, leading to growth Utilization of significant tax assets Maintain dividend distributions while conservatively capitalized - expect to be net debt free by year end 2011 14

Amcom Software The market leader and first mover in Unified Healthcare Communications Improve Quality of Care and Patient Safety Significant Addressable Vertical Market beyond Healthcare Teamed with USMO - we ensure the right people get the right information on the right device at the right time! Metrics*: 259 employees 1,500 customers - 99% maintenance renewal $50m plus in revenue and profitable Offices: Minneapolis (MN), New York (NY), Jacksonville (FL), Bedford (NH), London (UK), Perth (Australia) Experiencing tremendous growth due to high demand of solutions 15 *Period ending December 31, 2010.

Amcom's Unified Communications Solutions 16 Infant Protection Lab Results Nurse call Security System Location Tracking IT System Monitoring Enterprise-wide directory, presence, preference and escalation rules Delivery to right endpoint Universal connectivity to data sources

Amcom and Our Alliance Community Strong history of working with alliances in key industries 17

Hospitals Need Solutions 18 Inadequate communication is the main cause of sentinel events in hospitals(1) Amcom customer experiences illustrate need for rapid, more automated communications Lack of coordinated response to patients in distress Difficulty reaching the appropriate clinician Inaccurate on-call schedules contribute to improper contacts Slow caregiver response to aid requests (1) Improving America's Hospitals: The Joint Commission's Annual Report on Quality and Safety 2007

Hospitals Need Increased Productivity and Reduced Costs Improving productivity and reducing costs are imperatives Amcom customer experiences illustrate need for reduced costs and increased productivity Simple, mundane calls consume operator bandwidth Dispersed call centers have heavy staffing overhead Tracking down clinicians consumes caregiver time Patient requests and growth in alarms increases transit time What are the major communication issues which impact a nurse's productivity (% of respondents answering yes)? Forrester Research If more sophisticated communication enabled instant access to experts, how much time could this save the typical nurse? 19

Smartphone Data 20 What will they do with these? Physician reference Receive clinical information EKG Images Communicate Pager replacement Direct connect Dictate Administration 70% of hospitals that Amcom surveyed (customers & prospects) plan to move from some pagers to smartphones Source: Jupiter Research

Separates critical messages from less important emails and SMS messages Full audit trail of delivery and read receipts Active acknowledgement of message and free-form text response Huge interest from installed base and prospects 21 Smartphone Messaging: Amcom Mobile Connect

Amcom: Growth History and Potential The strategic acquisition of Amcom Software establishes a strong foundation for long-term revenue growth Large installed base provides significant re-selling opportunities Software releases and superior support result in 99% maintenance renewal rates Relentless pursuit of continuous improvements result in improving EBITDA rates Demonstrated execution of organic and software acquisition growth strategies 22 Revenues (Millions) EBITDA (Millions)

Critical Wireless Messaging is Evolving 23

Life Used to Be Simple 24

Sources of Data Are Exploding 25 Bed Management

Ways to Communicate Are Exploding 26 Vocera Badges Speech Recognition Bed Management Tablet

Many Inputs, Many Outputs 27 iPhone Vocera Badges Bed Management Nurse Call Tablet Speech Recognition

One Company at the Forefront of Mission-Critical Communications End-to-end solutions today and tomorrow Right people get the right information at the right time on the right device 28

A Powerful Combination Paging's value remains high for critical messaging Cost/reliability quotient still a factor Paging's survivable architecture provides advantages over broadband, especially in crisis and disaster scenarios Role based wireless device needs - not everyone needs a smartphone USA Mobility Wireless meets these needs But mission-critical communication space is evolving Advent of better smartphone operating systems, higher reliability of networks, better applications for mobile EMR, robust messaging software Appetites and budgets for converged devices and enhanced in-building broadband and Wi-Fi networks are growing Today's leading organizations use diverse array of wireless enabled devices Amcom Software meets these needs 29

Focus on Healthcare 30 New Sales opportunities Strong market share provides target rich cross-selling & re-selling opportunities Combined 73% of AHA* 200+ bed hospitals *American Hospital Association.

Our Combined Strengths are Clear 31 Mission-Critical Communications Software Proven Infrastructure & Wireless Devices Long-Term, Trusted Customer Relationships Tenured, Professional Sales, Service & Technical Expertise Sales & Marketing Service Cost Efficiency Reliability/cost in our wireless networks & innovation in our software solutions

Business Outlook Our focus on Free Cash Flow and returning capital to shareholders will continue and be enhanced over the long run with our Amcom solutions We will quickly pay down our bank debt Expect to be debt free net of cash by year end Expect to aggressively pay-off all of our bank debt Will continue our recurring quarterly dividend 2011 has started off strong and we expect to achieve and/or exceed guidance for both our operating companies Over time we expect this business combination to help mitigate the erosion of our installed paging base as well as solidify and accelerate the subscriber and revenue prospects for our software business 32

2011 Adjusted Guidance 33 Revenues Revenues Wireless Software Combined Combined Operating Expenses (4) Operating Expenses (4) Operating Expenses (4) Wireless Software Combined Combined Capital Expenses Capital Expenses Wireless Software Combined Combined (1) The full year guidance assumes that the Amcom acquisition had occurred as of January 1, 2011. (2) Software revenues do NOT reflect any fair value adjustment to maintenance revenue as a result of purchase accounting. (3) The adjusted guidance for 2011 reflects Amcom's results from March 3, 2011, the date of acquisition, and reflects the fair value adjustment to maintenance revenues as required by generally accepted accounting principles. (4) Operating Expenses exclude depreciation, amortization and accretion. Full Year Full Year Full Year Guidance Range (1) Guidance Range (1) Guidance Range (1) From To $ 182.0 $ 192.0 57.0 (2) 63.0 (2) $ 239.0 $ 255.0 $ 136.0 $ 132.0 47.0 43.0 $ 183.0 $ 175.0 $ 7.0 $ 5.0 2.0 1.0 $ 9.0 $ 6.0 Adjusted Adjusted Adjusted Guidance Range (3) Guidance Range (3) Guidance Range (3) From To $ 182.0 $ 192.0 42.0 48.0 $ 224.0 $ 240.0 $ 136.0 $ 132.0 40.0 35.0 $ 176.0 $ 167.0 $ 7.0 $ 5.0 2.0 1.0 $ 9.0 $ 6.0